UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 10, 2017

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On March 10, 2017, SM Energy Company (the “Company”) completed its previously announced divestiture (the “Divestiture”) of its non-operated Eagle Ford shale assets, including its ownership interest in related midstream assets (the “Eagle Ford Assets”) to Venado EF L.P., an affiliate of KKR (“Venado”), for net cash proceeds of approximately $754.0 million, subject to customary post-closing purchase price adjustments. The Divestiture closed pursuant to the Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of January 1, 2017, and amended on March 4, 2017, by which Venado purchased from the Company all of the outstanding membership interests in SM Energy ST LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company. Other than the Divestiture, there is no material relationship between the Company and Venado.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the description of the Purchase Agreement in the Current Report on Form 8-K/A filed on January 9, 2017, and the amendment thereto described in the Current Report on Form 8-K filed on March 6, 2017.

The pro forma financial information required by Item 9.01 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.2, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On March 13, 2017, the Company issued a press release announcing that it completed its previously announced divestiture of its non-operated Eagle Ford shale Assets. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(b) Pro forma financial information.

The pro forma financial information for the Divestiture required by this Item 9.01 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The unaudited pro forma consolidated balance sheet as of December 31, 2016, has been prepared as if the Divestiture occurred on that date. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2016, has been prepared as if the Divestiture occurred on January 1, 2016.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited Pro Forma Financial Information
99.2	Press release of the Company dated March 13, 2017, entitled “SM Energy Announces Closing the Sale of Non-Operated Eagle Ford Assets”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	March 13, 2017	By:	/s/ David W. Copeland
David W. Copeland
Executive Vice President, General Counsel and Corporate Secretary